TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2019 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
FIXED INCOME SECURITIES—98.4% of Net Assets
ASSET-BACKED SECURITIES—11.9%
321 Henderson Receivables LLC (17-1A-A) 3.99%(1)	08/16/60	$234,607	$259,171
AMMC CLO (16-19A-A) 3.80% (3 mo. USD LIBOR + 1.500%)(1),(2)	10/15/28	1,370,000	1,370,199
AMUR Finance I LLC (13-1) 10.00%(3),(4)	01/25/22	777,891	171,136
AMUR Finance I LLC (13-2) 10.00%(3),(4)	03/20/24	500,125	106,026
Babson CLO, Ltd. (13-IA-AR) 3.08% (3 mo. USD LIBOR + 0.800%)(1),(2)	01/20/28	640,000	640,074
Babson CLO, Ltd. (16-2A-AR) 3.36% (3 mo. USD LIBOR + 1.080%)(1),(2)	07/20/28	650,000	650,580
Barings CLO, Ltd. (18-3A-A1) 3.23% (3 mo. USD LIBOR + 0.950%)(1),(2)	07/20/29	675,000	675,003
Bayview Commercial Asset Trust (03-2-A) 2.89% (1 mo. USD LIBOR + 0.870%)(1),(2)	12/25/33	404,223	399,948
Bayview Commercial Asset Trust (04-1-A) 2.56% (1 mo. USD LIBOR + 0.540%)(1),(2)	04/25/34	338,581	336,317
Bayview Commercial Asset Trust (04-2-A) 2.45% (1 mo. USD LIBOR + 0.430%)(1),(2)	08/25/34	326,542	321,303
Bayview Commercial Asset Trust (04-3-A1) 2.57% (1 mo. USD LIBOR + 0.555%)(1),(2)	01/25/35	166,884	166,225
BlueMountain CLO, Ltd. (13-1A-A1R2) 3.51% (3 mo. USD LIBOR + 1.230%)(1),(2)	01/20/29	1,400,000	1,401,066
Brazos Higher Education Authority, Inc. (10-1-A2) 3.33% (3 mo. USD LIBOR + 1.200%)(2)	02/25/35	2,200,000	2,222,104
CIT Education Loan Trust (07-1-A) 2.20% (3 mo. USD LIBOR + 0.090%)(1),(2)	03/25/42	681,018	654,817
Corevest American Finance Trust (19-1-XA) (I/O) 2.35%(1),(5)	03/15/52	1,907,316	181,457
Education Loan Asset-Backed Trust I (13-1-A2) 2.82% (1 mo. USD LIBOR + 0.800%)(1),(2)	04/26/32	1,260,000	1,251,615
EFS Volunteer No 2 LLC (12-1-A2) 3.37% (1 mo. USD LIBOR + 1.350%)(1),(2)	03/25/36	1,493,502	1,512,524
GCO Education Loan Funding Master Trust II (06-2AR-A1RN) 2.67% (1 mo. USD LIBOR + 0.650%)(1),(2)	08/27/46	2,051,043	1,956,840
Global SC Finance SRL (14-1A-A2) 3.09%(1)	07/17/29	210,250	211,832
Goal Capital Funding Trust (06-1-B) 2.58% (3 mo. USD LIBOR + 0.450%)(2)	08/25/42	239,496	220,845
GoldenTree Loan Opportunities IX, Ltd. (14-9A-AR2) 3.37% (3 mo. USD LIBOR + 1.110%)(1),(2)	10/29/29	1,400,000	1,398,060
Higher Education Funding I (14-1-A) 3.18% (3 mo. USD LIBOR + 1.050%)(1),(2)	05/25/34	518,200	520,701
LCM XXI LP (21A-AR) 3.16% (3 mo. USD LIBOR + 0.880%)(1),(2)	04/20/28	1,100,000	1,096,542
Madison Park Funding, Ltd. (18-30A-A) 3.05% (3 mo. USD LIBOR + 0.750%)(1),(2)	04/15/29	1,400,000	1,390,448
Magnetite VII, Ltd. (12-7A-A1R2) 3.10% (3 mo. USD LIBOR + 0.800%)(1),(2)	01/15/28	410,000	409,362
Nelnet Student Loan Trust (14-4A-A2) 2.97% (1 mo. USD LIBOR + 0.950%)(1),(2)	11/25/48	575,000	564,310
Neuberger Berman CLO XVI-S, Ltd. (17-16SA-A) 3.15% (3 mo. USD LIBOR + 0.850%)(1),(2)	01/15/28	1,400,000	1,399,292
North Carolina State Education Assistance Authority (11-1-A3) 3.18% (3 mo. USD LIBOR + 0.900%)(2)	10/25/41	1,784,202	1,797,287
Riserva Clo, Ltd. (16-3A-AR) 3.44% (3 mo. USD LIBOR + 1.140%)(1),(2)	10/18/28	1,400,000	1,400,766
Scholar Funding Trust (12-B-A2) 3.24% (1 mo. USD LIBOR + 1.100%)(1),(2)	03/28/46	729,731	735,102
SLC Student Loan Trust (04-1-B) 2.45% (3 mo. USD LIBOR + 0.290%)(2)	08/15/31	330,190	301,320
SLC Student Loan Trust (06-1-B) 2.33% (3 mo. USD LIBOR + 0.210%)(2)	03/15/55	428,181	397,580
SLM Student Loan Trust (04-2-B) 2.75% (3 mo. USD LIBOR + 0.470%)(2)	07/25/39	364,977	347,015
SLM Student Loan Trust (05-9-B) 2.58% (3 mo. USD LIBOR + 0.300%)(2)	01/25/41	437,227	411,903
SLM Student Loan Trust (06-8-A6) 2.44% (3 mo. USD LIBOR + 0.160%)(2)	01/25/41	1,400,000	1,339,743
SLM Student Loan Trust (07-6-B) 3.13% (3 mo. USD LIBOR + 0.850%)(2)	04/27/43	140,125	133,716
SLM Student Loan Trust (07-7-B) 3.03% (3 mo. USD LIBOR + 0.750%)(2)	10/27/70	150,000	140,902
SLM Student Loan Trust (08-2-B) 4.16% (3 mo. USD LIBOR + 1.200%)(2)	01/25/83	225,000	215,371
SLM Student Loan Trust (08-3-B) 3.48% (3 mo. USD LIBOR + 1.200%)(2)	04/26/83	225,000	216,932
SLM Student Loan Trust (08-4-B) 4.13% (3 mo. USD LIBOR + 1.850%)(2)	04/25/73	480,000	478,072
SLM Student Loan Trust (08-5-B) 4.13% (3 mo. USD LIBOR + 1.850%)(2)	07/25/73	225,000	227,138
SLM Student Loan Trust (08-6-B) 4.13% (3 mo. USD LIBOR + 1.850%)(2)	07/26/83	225,000	224,096
SLM Student Loan Trust (08-7-B) 4.13% (3 mo. USD LIBOR + 1.850%)(2)	07/26/83	270,000	269,040

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2019 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
SLM Student Loan Trust (08-8-B) 4.53% (3 mo. USD LIBOR + 2.250%)(2)	10/25/75	$225,000	$226,656
SLM Student Loan Trust (08-9-B) 4.53% (3 mo. USD LIBOR + 2.250%)(2)	10/25/83	225,000	227,144
Structured Receivables Finance LLC (10-A-B) 7.61%(1)	01/16/46	607,054	719,311
Structured Receivables Finance LLC (10-B-B) 7.97%(1)	08/15/36	361,766	431,477
Student Loan Consolidation Center (02-2-B2) 0.00% (28 day Auction Rate)(1),(2),(4)	07/01/42	1,250,000	1,164,851
Vermont Student Assistance Corp. (12-1-A) 2.74% (1 mo. USD LIBOR + 0.700%)(2)	07/28/34	231,379	229,662

Total Asset-backed Securities (Cost: $33,157,006)			33,122,881

MORTGAGE-BACKED SECURITIES—52.5%
Commercial Mortgage-backed Securities—Agency—6.0%
Fannie Mae, Pool #AN9619 3.77%	06/01/33	830,000	954,330
Fannie Mae, Pool #AN9420 3.77%	07/01/43	633,025	732,056
Fannie Mae (11-M5-A2) (ACES)(I/O) 1.21%(5)	07/25/21	4,772,936	71,294
Fannie Mae (12-M14-X2) (I/O) 0.48%(5)	09/25/22	9,875,194	97,764
Fannie Mae (16-M11-AL) 2.94%	07/25/39	827,744	863,914
Fannie Mae (16-M11-X2) (I/O) 2.71%(5)	07/25/39	4,811,264	170,116
Fannie Mae Pool, Pool #AN3542 3.41%	11/01/46	1,161,588	1,201,678
Fannie Mae-Aces (13-M6-1A1) 1.30%	02/25/43	1,425,635	1,416,105
Freddie Mac, Pool #WA3303 3.83%	05/01/35	1,387,212	1,613,419
Freddie Mac Multifamily Structured Pass Through Certificates (Q010-APT1) 2.93%	04/25/46	1,294,203	1,308,627
Freddie Mac Multifamily Structured Pass Through Certificates (Q010-APT2) 2.95%(5)	12/25/47	672,261	681,603
Freddie Mac Multifamily Structured Pass-Through Certificates (K093-XAM) (I/O) 1.33%(5)	05/25/29	3,205,000	332,238
Freddie Mac Multifamily Structured Pass-Through Certificates (K015-X3) (I/O) 2.90%(5)	08/25/39	4,000,000	192,960
Freddie Mac Multifamily Structured Pass-Through Certificates (K021-X3) (I/O) 2.03%(5)	07/25/40	3,475,000	177,721
Freddie Mac Multifamily Structured Pass-Through Certificates (K022-X3) (I/O) 1.87%(5)	08/25/40	2,500,000	122,832
Freddie Mac Multifamily Structured Pass-Through Certificates (K025-X3) (I/O) 1.81%(5)	11/25/40	5,400,000	278,413
Freddie Mac Multifamily Structured Pass-Through Certificates (K031-X3) (I/O) 1.71%(5)	07/25/41	4,500,000	251,330
Freddie Mac Multifamily Structured Pass-Through Certificates (K034-X1) (I/O) 0.24%(5)	07/25/23	27,814,665	114,758
Freddie Mac Multifamily Structured Pass-Through Certificates (K047-X1) (I/O) 0.26%(5)	05/25/25	58,268,023	462,121
Freddie Mac Multifamily Structured Pass-Through Certificates (K728-X3) (I/O) 2.02%(5)	11/25/45	3,455,000	306,528
Freddie Mac Multifamily Structured Pass-Through Certificates (K732-X3) (I/O) 2.25%(5)	05/25/46	2,400,000	267,779
Freddie Mac Multifamily Structured Pass-Through Certificates (K734-X1) (I/O) 0.79%(5)	02/25/26	7,247,440	263,367
Freddie Mac Multifamily Structured Pass-Through Certificates (K736-X1) (I/O) 1.31%(5)	07/25/26	4,450,000	334,229
Freddie Mac Multifamily Structured Pass-Through Certificates (K736-XAM) (I/O) 1.71%(5)	07/25/26	3,900,000	411,354
Freddie Mac Multifamily Structured Pass-Through Certificates (KIR1-X) (I/O) 1.21%(5)	03/25/26	4,574,449	269,143
Freddie Mac Multifamily Structured Pass-Through Certificates (Q004-A2H) 3.07%(5)	01/25/46	778,159	782,955
Freddie Mac Multifamily Structured Pass-Through Certificates (Q006-APT1) 2.62%(5)	07/25/26	1,253,870	1,289,655
Freddie Mac Multifamily Structured Pass-Through Certificates (Q010-XPT2) (I/O) 0.36%	08/25/24	9,012,200	113,139
Ginnie Mae (08-92-E) 5.56%(5)	03/16/44	454,903	466,550
Ginnie Mae (09-114-IO) (I/O) 0.00%(5)	10/16/49	8,463,516	508
Ginnie Mae (11-10-IO) (I/O) 0.06%(5)	12/16/45	9,890,568	36,298
Ginnie Mae (11-105-IO) (I/O) 0.00%(4),(5)	09/16/51	8,622,884	34,448
Ginnie Mae (11-152-IO) (I/O) 0.30%(5)	08/16/51	3,781,346	29,646
Ginnie Mae (11-42-IO) (I/O) 0.00%(4),(5)	08/16/50	15,725,620	54,253
Ginnie Mae (12-4-IO) (I/O) 0.12%(5)	05/16/52	11,332,239	75,476
Ginnie Mae (14-103-IO) (I/O) 0.58%(5)	05/16/55	5,950,920	168,232
Ginnie Mae (14-125-IO) (I/O) 0.96%(5)	11/16/54	6,403,584	376,897
Ginnie Mae (14-88-IE) (I/O) 0.32%(5)	03/16/55	7,592,211	172,765
Ginnie Mae (16-22-IX) (I/O) 1.29%(5)	06/16/38	469,285	82,783

Total Commercial Mortgage-backed Securities—Agency (Cost: $18,184,820)			16,579,284

Commercial Mortgage-backed Securities—Non-agency—4.8%
1345 Avenue of the Americas & Park Avenue Plaza Trust (05-1-A3) 5.28%(1)	08/10/35	600,000	667,532
BAMLL Commercial Mortgage Securities Trust (11-FSHN-A) 4.42%(1)	07/11/33	300,000	309,231
BAMLL Commercial Mortgage Securities Trust (18-PARK-A) 4.23%(1),(5)	08/10/38	415,000	469,228
CALI Mortgage Trust (19-101C-A) 3.96%(1)	03/10/39	680,000	765,346

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2019 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
CGRBS Commercial Mortgage Trust (13-VN05-A) 3.37%(1)	03/13/35	$290,000	$303,836
Citigroup Commercial Mortgage Trust (12-GC8-XA) (I/O) 1.93%(1),(5),(6)	09/10/45	3,239,853	137,439
COMM Mortgage Trust (12-LC4-XB) (I/O) 0.64%(1),(5)	12/10/44	18,671,016	249,818
COMM Mortgage Trust (13-CR13-XA) (I/O) 0.93%(5)	11/10/46	5,259,400	148,143
COMM Mortgage Trust (13-CR12-XA) (I/O) 1.32%(5)	10/10/46	9,852,316	376,232
COMM Mortgage Trust (13-LC13-XA) (I/O) 1.33%(5)	08/10/46	9,299,454	311,192
COMM Mortgage Trust (14-CR18-XA) (I/O) 1.16%(5)	07/15/47	7,041,035	270,027
COMM Mortgage Trust (14-CR21-XA) (I/O) 1.02%(5)	12/10/47	18,183,477	677,531
Credit Suisse Commercial Mortgage Trust (07-C2-AJ) 5.75%(5)	01/15/49	22,082	22,137
CSMC Trust (15-GLPB-A) 3.64%(1)	11/15/34	2,275,600	2,413,668
Four Times Square Trust Commercial Mortgage Pass-Through Certificates (06-4TS-X) (I/O) 0.36%(1),(5),(6)	12/13/28	51,689,576	143,599
GS Mortgage Securities Trust (11-GC3-X) (I/O) 0.81%(1),(5)	03/10/44	16,302,937	110,410
GS Mortgage Securities Trust (12-GC6-XB) (I/O) 0.26%(1),(5),(6)	01/10/45	17,397,372	90,277
GS Mortgage Securities Trust (14-GC18-XB) (I/O) 0.27%(5)	01/10/47	66,563,000	446,541
Hudson Yards Mortgage Trust (19-30HY-A) 3.23%(1)	07/10/39	560,000	599,056
JPMBB Commercial Mortgage Securities Trust (14-C24-XA) (I/O) 1.08%(5)	11/15/47	8,275,190	267,620
JPMBB Commercial Mortgage Securities Trust (14-C21-XA) (I/O) 1.16%(5)	08/15/47	1,924,081	73,892
JPMorgan Chase Commercial Mortgage Securities Trust (11-C3-XB) (I/O) 0.61%(1),(5)	02/15/46	53,641,794	392,328
JPMorgan Chase Commercial Mortgage Securities Trust (12-HSBC-XA) (I/O) 1.58%(1),(5),(6)	07/05/32	4,507,771	157,701
JPMorgan Chase Commercial Mortgage Securities Trust (12-LC9-XA) (I/O) 1.66%(5)	12/15/47	8,515,696	329,941
JPMorgan Chase Commercial Mortgage Securities Trust (13-LC11-XA) (I/O) 1.40%(5)	04/15/46	3,034,522	115,247
JPMorgan Chase Commercial Mortgage Securities Trust (19-OSB-A) 3.40%(1)	06/05/39	275,000	296,851
Morgan Stanley Capital I Trust (12-C4-XA) (I/O) 2.26%(1),(5),(6)	03/15/45	5,497,418	216,206
SFAVE Commercial Mortgage Securities Trust (15-5AVE-A2A) 3.66%(1),(5)	01/05/43	390,000	432,018
UBS Commercial Mortgage Trust (12-C1-XA) (I/O) 2.24%(1),(5),(6)	05/10/45	5,329,239	227,011
UBS-Barclays Commercial Mortgage Trust (12-C3-XA) (I/O) 1.99%(1),(5)	08/10/49	13,824,414	630,223
VNDO Mortgage Trust (12-6AVE-A) 3.00%(1)	11/15/30	280,000	286,719
Wells Fargo Commercial Mortgage Trust (12-LC5-XA) (I/O) 1.92%(1),(5)	10/15/45	5,601,811	239,982
WFRBS Commercial Mortgage Trust (12-C8-XA) (I/O) 1.98%(1),(5),(6)	08/15/45	4,422,017	179,291
WFRBS Commercial Mortgage Trust (12-C9-XA) (I/O) 2.06%(1),(5)	11/15/45	2,610,206	125,499
WFRBS Commercial Mortgage Trust (13-C14-XA) (I/O) 0.87%(5)	06/15/46	8,812,887	190,182
WFRBS Commercial Mortgage Trust (14-C24-XA) (I/O) 1.00%(5)	11/15/47	5,624,223	188,140
WFRBS Commercial Mortgage Trust (14-LC14-XA) (I/O) 1.40%(5)	03/15/47	10,982,109	453,844

Total Commercial Mortgage-backed Securities—Non-agency (Cost: $15,388,073)			13,313,938

Residential Mortgage-backed Securities—Agency—1.6%
Fannie Mae (04-53-QV) (I/O) (I/F) 1.59% (1 mo. USD LIBOR + 7.590%)(2)	02/25/34	975,445	15,808
Fannie Mae (07-42-SE) (I/O) (I/F) 4.09% (-1.00 x 1 mo. USD LIBOR + 6.110%)(2)	05/25/37	135,868	18,507
Fannie Mae (07-48-SD) (I/O) (I/F) 4.08% (-1.00 x 1 mo. USD LIBOR + 6.100%)(2)	05/25/37	1,529,623	231,414
Fannie Mae (09-69-CS) (I/O) (I/F) 4.73% (-1.00 x 1 mo. USD LIBOR + 6.750%)(2)	09/25/39	281,435	46,843
Freddie Mac (1673-SD) (I/F) (PAC) 15.99% (-2.15 x T10Y + 19.391%)(2)	02/15/24	69,797	82,485
Freddie Mac (1760-ZD) 1.08% (1 x T10Y - 0.500%)(2)	02/15/24	150,712	148,445
Freddie Mac (2990-JK) (I/F) 13.89% (-4.00079 x 1 mo. USD LIBOR + 22.004%)(2)	03/15/35	128,894	155,075
Freddie Mac (3122-SG) (I/O) (I/F) (TAC) (P AC) 3.60% (-1.00 x 1 mo. USD LIBOR + 5.630%)(2)	03/15/36	2,430,540	420,514
Freddie Mac (3239-SI) (I/O) (I/F) (PAC) 4.62% (-1.00 x 1 mo. USD LIBOR + 6.650%)(2)	11/15/36	596,421	129,093
Freddie Mac (3323-SA) (I/O) (I/F) 4.08% (-1.00 x 1 mo. USD LIBOR + 6.110%)(2)	05/15/37	221,422	30,985
Freddie Mac (3459-JS) (I/O) (I/F) 4.22%(5)	06/15/38	218,562	38,537
Freddie Mac (4030-HS) (I/O) (I/F) 4.58% (-1.00 x 1 mo. USD LIBOR + 6.610%)(2)	04/15/42	1,224,514	235,034
Ginnie Mae (06-35-SA) (I/O) (I/F) 4.56% (-1.00 x 1 mo. USD LIBOR + 6.600%)(2)	07/20/36	1,803,027	371,108
Ginnie Mae (06-61-SA) (I/O) (I/F) (TAC) 2.75%(5)	11/20/36	3,053,512	342,727
Ginnie Mae (08-58-TS) (I/O) (I/F) (TAC) 4.36% (-1.00 x 1 mo. USD LIBOR + 6.400%)(2)	05/20/38	1,537,166	141,324

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2019 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Ginnie Mae (16-153-IO) (I/O) 3.50%	11/20/46	$3,708,498	$613,736
Ginnie Mae II TBA, 30 Year 4.50% (7)	07/01/48	1,350,000	1,413,281

Total Residential Mortgage-backed Securities—Agency (Cost: $3,308,009)			4,434,916

Residential Mortgage-backed Securities—Non-agency—40.1%
ACE Securities Corp. (04-IN1-A1) 2.66% (1 mo. USD LIBOR + 0.640%)(2)	05/25/34	517,822	498,800
ACE Securities Corp. (07-ASP1-A2C) 2.28% (1 mo. USD LIBOR + 0.260%)(2)	03/25/37	1,521,204	976,402
Adjustable Rate Mortgage Trust (05-4-6A22) 4.19%(5)	08/25/35	612,064	392,620
Adjustable Rate Mortgage Trust (06-1-2A1) 4.52%(5),(8)	03/25/36	492,026	393,106
Asset-Backed Funding Certificates (07-NC1-A2) 2.32% (1 mo. USD LIBOR + 0.300%)(1),(2)	05/25/37	1,394,431	1,374,016
Asset-Backed Securities Corp. Home Equity (06-HE3-A5) 2.29% (1 mo. USD LIBOR + 0.270%)(2)	03/25/36	3,000,000	2,943,028
Asset-Backed Securities Corp. Home Equity (07-HE1-A1B) 2.17% (1 mo. USD LIBOR + 0.150%)(2)	12/25/36	645,155	634,720
Banc of America Alternative Loan Trust (05-10-1CB1) 2.42% (1 mo. USD LIBOR + 0.400%)(2)	11/25/35	743,559	666,657
Banc of America Funding Corp. (15-R3-6A2) 2.32%(1),(5)	05/27/36	1,932,998	1,839,592
Banc of America Funding Trust (06-3-4A14) 6.00%	03/25/36	457,083	457,775
Banc of America Funding Trust (06-3-5A3) 5.50%	03/25/36	258,145	247,261
Banc of America Funding Trust (15-R4-2A1) 2.35% (1 mo. USD LIBOR + 0.205%)(1),(2)	02/25/37	1,028,094	1,014,096
BCAP LLC Trust (11-RR3-5A3) 3.63%(1),(5)	11/27/37	100,256	100,603
BCMSC Trust (00-A-A4) 8.29%(5)	06/15/30	3,316,690	1,221,075
Bear Stearns Adjustable Rate Mortgage Trust (03-7-9A) 4.67%(5)	10/25/33	390,481	401,070
Bear Stearns Adjustable Rate Mortgage Trust (05-9-A1) 4.27% (1 year Treasury Constant Maturity Rate + 2.300%)(2)	10/25/35	308,334	318,085
Bear Stearns Adjustable Rate Mortgage Trust (07-4-22A1) 4.02%(5),(8)	06/25/47	1,264,786	1,218,575
Bear Stearns ALT-A Trust (05-3-4A3) 4.12%(5)	04/25/35	774,043	792,076
Bear Stearns Asset-Backed Securities Trust (05-AC6-1A3) 5.50%(5)	09/25/35	557,772	573,791
Bear Stearns Asset-Backed Securities Trust (06-IM1-A1) 2.25% (1 mo. USD LIBOR + 0.230%)(2)	04/25/36	332,916	453,342
Bear Stearns Mortgage Funding Trust (07-AR3-1X) (I/O) 0.50%(3)	03/25/37	38,704,967	1,051,929
Centex Home Equity Loan Trust (05-A-AF5) 5.78%	01/25/35	444,030	446,515
CIM Trust (17-7-A) 3.00%(1),(5)	12/25/65	930,737	930,462
CIM Trust (18-R2-A1) 3.69%(1),(5)	08/25/57	1,030,898	1,034,095
CIM Trust (18-R4-A1) 4.07%(1),(5)	12/26/57	1,067,057	1,082,704
CIM Trust (19-R1-A) 3.25%(1),(5)	10/25/58	1,278,026	1,289,094
Citigroup Mortgage Loan Trust, Inc. (05-11-A2A) 4.38% (1 year Treasury Constant Maturity Rate + 2.400%)(2)	10/25/35	451,878	461,964
Citigroup Mortgage Loan Trust, Inc. (05-8-1A1A) 4.16%(5)	10/25/35	1,014,227	970,874
Citigroup Mortgage Loan Trust, Inc. (14-10-2A2) 2.40% (1 mo. USD LIBOR + 0.250%)(1),(2)	07/25/37	1,942,465	1,902,176
CitiMortgage Alternative Loan Trust (06-A3-1A7) 6.00%	07/25/36	940,159	931,390
CitiMortgage Alternative Loan Trust (06-A5-1A8) 6.00%	10/25/36	1,069,511	1,064,096
Conseco Finance Securitizations Corp. (01-4-A4) 7.36%(5)	08/01/32	12,926	12,971
Conseco Finance Securitizations Corp. (99-6-A1) 7.36%(1),(5)	06/01/30	1,531,283	930,688
Conseco Financial Corp. (96-6-M1) 7.95%(5)	09/15/27	221,551	243,506
Conseco Financial Corp. (96-7-M1) 7.70%(5)	09/15/26	664,904	702,803
Conseco Financial Corp. (98-3-A6) 6.76%(5)	03/01/30	130,445	134,502
Conseco Financial Corp. (98-4-A5) 6.18%	04/01/30	247,695	253,970
Conseco Financial Corp. (98-4-A6) 6.53%(5)	04/01/30	150,687	156,945
Conseco Financial Corp. (98-4-A7) 6.87%(5)	04/01/30	159,559	166,910
Countrywide Alternative Loan Trust (05-20CB-4A1) 5.25%	07/25/20	63,516	63,403
Countrywide Alternative Loan Trust (06-8T1-1A2) (I/O) 3.48% (1 mo. USD LIBOR + 5.500%)(2),(3)	04/25/36	6,367,002	1,238,667
Countrywide Asset-Backed Certificates (07-13-2A1) 2.92% (1 mo. USD LIBOR + 0.900%)(2)	10/25/47	721,247	708,009
Countrywide Home Loans (04-HYB4-B1) 4.52%(5)	09/20/34	921,971	300,771
Countrywide Home Loans (06-14-X) (I/O) 0.14%(3),(5)	09/25/36	19,916,407	89,598
Countrywide Home Loans (06-HYB2-1A1) 4.66%(5)	04/20/36	1,297,842	1,063,621
Credit Suisse First Boston Mortgage Securities Corp. (04-AR5-11A2) 2.76% (1 mo. USD LIBOR + 0.740%)(2)	06/25/34	170,850	171,872
Credit Suisse First Boston Mortgage Securities Corp. (05-12-1A1) 6.50%	01/25/36	1,256,894	739,782
Credit Suisse Mortgage Capital Certificates (06-6-1A8) 6.00%	07/25/36	622,544	507,936
Credit Suisse Mortgage Trust (12-2R-1A2) 4.66%(1),(5)	05/27/35	1,066,226	1,104,824
Credit-Based Asset Servicing and Securitization LLC (03-CB3-AF1) 3.38%	12/25/32	505,546	515,231
Credit-Based Asset Servicing and Securitization LLC (05-CB4-M2) 2.47% (1 mo. USD LIBOR + 0.450%)(2)	07/25/35	953,513	957,942

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2019 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Credit-Based Asset Servicing and Securitization LLC (06-CB1-AF2) 3.31%	01/25/36	$1,357,402	$1,177,635
Credit-Based Asset Servicing and Securitization LLC (06-CB2-AF2) 3.43%	12/25/36	2,522,954	2,240,155
Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2B) 4.00%	02/25/37	1,145,087	914,973
Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2C) 4.00%	02/25/37	1,125,061	898,865
Credit-Based Asset Servicing and Securitization LLC (07-CB3-A3) 3.78%	03/25/37	1,435,353	798,027
CSMC Trust (19-RPL2-A1A) 4.34%(1)	07/25/58	1,225,273	1,251,407
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AB2-A2) 5.19%(5)	06/25/36	1,670,176	1,630,826
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AR6-A6) 2.21% (1 mo. USD LIBOR + 0.190%)(2)	02/25/37	631,182	586,131
DSLA Mortgage Loan Trust (06-AR2-2A1A) 2.26% (1 mo. USD LIBOR + 0.200%)(2)	10/19/36	480,855	440,731
First Franklin Mortgage Loan Asset-Backed Certificates (06-FF11-2A3) 2.17% (1 mo. USD LIBOR + 0.150%)(2)	08/25/36	1,483,233	1,323,336
First Franklin Mortgage Loan Asset-Backed Certificates (06-FF13-A2C) 2.18% (1 mo. USD LIBOR + 0.160%)(2)	10/25/36	946,136	744,685
First Franklin Mortgage Loan Asset-Backed Certificates (06-FF18-A2D) 2.23% (1 mo. USD LIBOR + 0.210%)(2)	12/25/37	875,345	829,805
First Horizon Alternative Mortgage Securities Trust (05-AA10-2A1) 3.82%(5)	12/25/35	419,186	362,921
Greenpoint Manufactured Housing (00-1-A4) 8.14%(5)	03/20/30	733,449	731,214
GSAA Home Equity Trust (06-13-AF6) 6.04%	07/25/36	1,523,389	832,367
GSC Capital Corp. Mortgage Trust (06-2-A1) 2.20% (1 mo. USD LIBOR + 0.180%)(2)	05/25/36	381,987	361,754
GSR Mortgage Loan Trust (05-AR3-6A1) 4.43%(5)	05/25/35	323,965	297,630
HSI Asset Loan Obligation Trust (07-2-2A12) 6.00%	09/25/37	493,195	455,205
Indymac INDX Mortgage Loan Trust (04-AR6-5A1) 4.29%(5)	10/25/34	429,886	448,706
Indymac INDX Mortgage Loan Trust (05-AR19-A1) 3.59%(5),(8)	10/25/35	581,951	508,323
Indymac INDX Mortgage Loan Trust (06-AR13-A4X) (I/O) 1.00%(3),(5)	07/25/36	231,396	960
Indymac INDX Mortgage Loan Trust (06-AR9-1A1) 4.16%(5)	06/25/36	803,523	679,486
Indymac INDX Mortgage Loan Trust (07-AR5-2A1) 3.80%(5),(8)	05/25/37	1,027,995	988,611
Indymac INDX Mortgage Loan Trust (07-FLX2-A1C) 2.21% (1 mo. USD LIBOR + 0.190%)(2)	04/25/37	2,051,990	1,945,705
JPMorgan Alternative Loan Trust (06-A2-5A1) 4.14%(5)	05/25/36	667,741	524,135
JPMorgan Mortgage Acquisition Corp. (05-FRE1-A2F3) 3.30%	10/25/35	479,952	480,440
JPMorgan Mortgage Acquisition Trust (06-WF1-A5) 6.41%	07/25/36	2,432,749	1,259,201
JPMorgan Mortgage Acquisition Trust (07-CH4-A4) 2.18% (1 mo. USD LIBOR + 0.160%)(2)	01/25/36	235,724	235,338
JPMorgan Mortgage Trust (04-A6-5A1) 4.23%(5)	12/25/34	310,046	305,482
JPMorgan Mortgage Trust (07-S2-1A1) 5.00%	06/25/37	222,071	161,630
JPMorgan Resecuritization Trust (15-4-1A5) 2.34% (1 mo. USD LIBOR + 0.190%)(1),(2)	06/26/47	1,863,000	1,768,346
JPMorgan Resecuritization Trust (15-4-2A2) 4.23%(1),(5)	06/26/47	4,161,601	1,947,391
Legacy Mortgage Asset Trust (19-GS4-A1) 3.44%(1)	05/25/59	1,257,385	1,265,235
Lehman Mortgage Trust (06-7-2A5) (I/O) 4.53% (1 mo. USD LIBOR + 6.550%)(2),(3)	11/25/36	3,434,395	1,066,879
Lehman XS Trust (06-10N-1A3A) 2.23% (1 mo. USD LIBOR + 0.210%)(2)	07/25/46	839,667	837,055
Lehman XS Trust (06-12N-A31A) 2.22% (1 mo. USD LIBOR + 0.200%)(2)	08/25/46	1,219,398	1,163,679
Long Beach Mortgage Loan Trust (04-4-M1) 2.92% (1 mo. USD LIBOR + 0.900%)(2)	10/25/34	959,431	961,694
MASTR Alternative Loan Trust (06-2-2A2) (I/O) 5.08% (1 mo. USD LIBOR + 7.100%)(2),(3)	03/25/36	5,961,126	1,285,078
MASTR Alternative Loans Trust (07-HF1-4A1) 7.00%(8)	10/25/47	1,099,333	808,286
MASTR Asset-Backed Securities Trust (06-NC1-A4) 2.62% (1 mo. USD LIBOR + 0.600%)(2)	01/25/36	161,969	160,643
MASTR Asset-Backed Securities Trust (07-HE1-A4) 2.30% (1 mo. USD LIBOR + 0.280%)(2)	05/25/37	2,000,000	1,759,923
Merrill Lynch Alternative Note Asset Trust (07-OAR2-A2) 2.23% (1 mo. USD LIBOR + 0.210%)(2)	04/25/37	1,401,398	1,238,008
Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2B) 2.15% (1 mo. USD LIBOR + 0.130%)(2)	06/25/37	687,876	548,411
Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2C) 2.20% (1 mo. USD LIBOR + 0.180%)(2)	06/25/37	1,404,627	1,133,231
Merrill Lynch Mortgage-Backed Securities Trust (07-2-1A1) 4.15% (1 year Treasury Constant Maturity Rate + 2.400%)(2)	08/25/36	304,975	303,761
Mid-State Trust (04-1-B) 8.90%	08/15/37	316,796	360,952
Mid-State Trust (04-1-M1) 6.50%	08/15/37	316,796	334,712
Morgan Stanley ABS Capital I, Inc. Trust (06-HE3-A1) 2.16% (1 mo. USD LIBOR + 0.140%)(2)	04/25/36	607,182	593,765

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2019 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Morgan Stanley ABS Capital I, Inc. Trust (07-15AR-4A1) 3.49%(5)	11/25/37	$480,118	$484,135
Morgan Stanley Home Equity Loan Trust (06-2-A4) 2.30% (1 mo. USD LIBOR + 0.280%)(2)	02/25/36	798,982	794,338
MortgageIT Trust (05-5-A1) 2.54% (1 mo. USD LIBOR + 0.520%)(2)	12/25/35	419,156	418,334
Nationstar Home Equity Loan Trust (07-B-2AV3) 2.27% (1 mo. USD LIBOR + 0.250%)(2)	04/25/37	1,246,230	1,248,151
New Century Home Equity Loan Trust (05-B-A2D) 2.42% (1 mo. USD LIBOR + 0.400%)(2)	10/25/35	643,296	639,329
Nomura Asset Acceptance Corp. (06-AR1-1A) 5.12%(5)	02/25/36	1,037,719	936,015
Oakwood Mortgage Investors, Inc. (00-A-A4) 8.15%(5)	09/15/29	1,791,861	919,362
Oakwood Mortgage Investors, Inc. (00-D-A4) 7.40%(5)	07/15/30	725,007	316,294
Oakwood Mortgage Investors, Inc. (01-C-A3) 6.61%(5)	06/15/31	1,671,841	442,873
Oakwood Mortgage Investors, Inc. (01-D-A3) 5.90%(5)	09/15/22	831,585	640,499
Oakwood Mortgage Investors, Inc. (01-D-A4) 6.93%(5)	09/15/31	481,802	402,234
Oakwood Mortgage Investors, Inc. (02-A-A3) 6.03%(5)	05/15/24	226,543	233,940
Oakwood Mortgage Investors, Inc. (98-A-M) 6.83%(5)	05/15/28	171,154	175,788
Oakwood Mortgage Investors, Inc. (99-B-A4) 6.99%	12/15/26	202,294	207,384
Oakwood Mortgage Investors, Inc. (99-E-A1) 7.61%(5)	03/15/30	911,854	787,134
Popular ABS Mortgage Pass-Through Trust (05-6-A4) 3.72%	01/25/36	537,233	537,600
RALI Series Trust (06-QS13-1A2) (I/O) 5.14% (1 mo. USD LIBOR + 7.160%)(2),(3)	09/25/36	4,605,870	825,737
RALI Series Trust (06-QS7-A2) 6.00%	06/25/36	625,966	570,164
RASC Series Trust (05-KS11-M1) 2.42% (1 mo. USD LIBOR + 0.400%)(2)	12/25/35	309,700	310,858
RBSSP Resecuritization Trust (12-6-4A2) 2.48% (1 mo. USD LIBOR + 0.330%)(1),(2)	01/26/36	2,272,147	2,254,968
Residential Accredit Loans, Inc. (05-QA7-A1) 4.22%(5)	07/25/35	1,161,679	1,008,599
Residential Accredit Loans, Inc. (05-QA8-CB21) 4.63%(5)	07/25/35	579,706	449,872
Residential Accredit Loans, Inc. (06-QA10-A2) 2.20% (1 mo. USD LIBOR + 0.180%)(2)	12/25/36	851,600	809,372
Residential Accredit Loans, Inc. (06-QS1-A3) (PAC) 5.75%	01/25/36	504,123	480,102
Residential Accredit Loans, Inc. (06-QS11-AV) (I/O) 0.35%(3),(5)	08/25/36	12,197,180	184,203
Residential Accredit Loans, Inc. (06-QS6-1AV) (I/O) 0.76%(3),(5)	06/25/36	5,401,259	142,106
Residential Accredit Loans, Inc. (06-QS8-A3) 6.00%	08/25/36	1,073,491	1,029,991
Residential Accredit Loans, Inc. (07-QS2-AV) (I/O) 0.33%(3),(5)	01/25/37	13,494,235	163,083
Residential Accredit Loans, Inc. (07-QS3-AV) (I/O) 0.36%(3),(5)	02/25/37	14,232,039	193,216
Residential Accredit Loans, Inc. (07-QS6-A62) (TAC) 5.50%	04/25/37	324,896	303,458
Residential Asset Mortgage Products, Inc. (06-RZ3-A3) 2.31% (1 mo. USD LIBOR + 0.290%)(2)	08/25/36	313,724	314,462
Residential Asset Securitization Trust (05-A15-4A1) 6.00%	02/25/36	1,047,330	663,504
Residential Asset Securitization Trust (07-A5-AX) (I/O) 6.00%(3)	05/25/37	2,357,326	341,590
Residential Funding Mortgage Securities (06-S9-AV) (I/O) 0.32%(3),(5)	09/25/36	33,541,371	308,649
Saxon Asset Securities Trust (07-3-2A4) 2.51% (1 mo. USD LIBOR + 0.490%)(2)	09/25/47	2,926,000	2,635,120
Securitized Asset-Backed Receivables LLC Trust (07-NC2-A2C) 2.24% (1 mo. USD LIBOR + 0.220%)(2)	01/25/37	4,614,000	3,891,949
Soundview Home Loan Trust (06-1-A4) 2.32% (1 mo. USD LIBOR + 0.300%)(2)	02/25/36	704,832	682,755
Structured Adjustable Rate Mortgage Loan Trust (05-20-1A1) 4.46%(5)	10/25/35	246,112	240,734
Structured Adjustable Rate Mortgage Loan Trust (07-9-2A1) 4.10%(5)	10/25/47	408,383	366,128
Structured Asset Investment Loan Trust (05-3-M2) 2.68% (1 mo. USD LIBOR + 0.660%)(2)	04/25/35	316,554	317,699
Structured Asset Mortgage Investments II Trust (06-AR4-5A1) 2.20% (1 mo. USD LIBOR + 0.180%)(2)	06/25/36	1,325,518	1,233,454
Structured Asset Securities Corp. (06-GEL4-A3) 2.32% (1 mo. USD LIBOR + 0.300%)(1),(2)	10/25/36	256,401	257,024
WAMU Asset-Backed Certificates (07-HE1-2A3) 2.17% (1 mo. USD LIBOR + 0.150%)(2)	01/25/37	2,132,296	1,407,855
Wells Fargo Alternative Loan Trust (07-PA2-2A2) (I/O) 4.05% (-1.00 x 1 mo. USD LIBOR + 6.070%)(2),(3)	06/25/37	3,730,506	599,021
Wells Fargo Home Equity Trust (06-2-A3) 2.23% (1 mo. USD LIBOR + 0.210%)(2)	01/25/37	730,000	717,818
Wells Fargo Home Equity Trust (06-2-A4) 2.27% (1 mo. USD LIBOR + 0.250%)(2)	07/25/36	157,349	156,832
Wells Fargo Mortgage-Backed Securities Trust (07-AR3-A4) 5.20%(5)	04/25/37	285,813	279,807
Wells Fargo Mortgage-Backed Securities Trust (08-1-4A1) 5.75%	02/25/38	135,773	144,692

Total Residential Mortgage-backed Securities—Non-agency (Cost: $97,358,078)			111,166,905

Total Mortgage-backed Securities (Cost: $134,238,980)			145,495,043

CORPORATE BONDS—30.9%

Aerospace/Defense—0.6%
BAE Systems Holdings, Inc. 2.85%(1)	12/15/20	500,000	501,998
L3Harris Technologies, Inc. 4.40%(1)	06/15/28	420,000	474,337

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2019 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Northrop Grumman Corp. 2.93%	01/15/25	$590,000	$608,602

			1,584,937

Agriculture—0.4%
BAT Capital Corp.
4.54%	08/15/47	130,000	124,919
4.76%	09/06/49	280,000	276,004
Reynolds American, Inc. 5.85%	08/15/45	690,000	764,694

			1,165,617

Airlines—0.5%
America West Airlines, Inc. Pass-Through Certificates (01-1) (EETC) 7.10%	10/02/22	226,752	235,323
Continental Airlines, Inc. Pass-Through Certificates (00-2-A1) (EETC) 7.71%	10/02/22	238,347	246,883
Delta Air Lines, Inc. Pass-Through Certificates (02-1G1) (EETC) 6.72%	07/02/24	359,796	380,822
US Airways Group, Inc. Pass-Through Certificates (10-1A) (EETC) 6.25%	10/22/24	435,174	476,246

			1,339,274

Auto Manufacturers—1.6%
Daimler Finance North America LLC 3.06% (3 mo. USD LIBOR + 0.900%)(1),(2)	02/15/22	700,000	703,861
Ford Motor Credit Co. LLC
3.20%	01/15/21	1,525,000	1,528,717
3.34%	03/28/22	645,000	646,028
3.37% (3 mo. USD LIBOR + 1.270%)(2)	03/28/22	345,000	340,394
8.13%	01/15/20	280,000	284,165
General Motors Co. 4.88%	10/02/23	150,000	161,008
General Motors Financial Co., Inc. 4.38%	09/25/21	796,000	822,611

			4,486,784

Banks—4.9%
Bank of America Corp.
2.74% (2.738% until 1/23/21 then 3 mo. USD LIBOR + 0.370%)(2)	01/23/22	10,000	10,059
3.00% (3.004% until 12/20/22 then 3 mo. USD LIBOR + 0.790%)(2)	12/20/23	140,000	143,052
3.12% (3 mo. USD LIBOR + 1.160%)(2)	01/20/23	406,000	414,302
3.42% (3.419% until 12/20/27 then 3 mo. USD LIBOR + 1.040%)(2)	12/20/28	916,000	957,459
3.50% (3.499% until 5/17/21 then 3 mo. USD LIBOR + 0.630%)(2)	05/17/22	500,000	509,819
Bank of New York Mellon Corp. (The) 2.60%	02/07/22	835,000	846,964
Goldman Sachs Group, Inc. (The) 2.30%	12/13/19	810,000	810,444
3.27% (3.272% until 9/29/24 then 3 mo. USD LIBOR + 1.201%)(2)	09/29/25	430,000	443,909
3.72% (3 mo. USD LIBOR + 1.600%)(2)	11/29/23	500,000	514,776
3.75%	05/22/25	750,000	793,453
4.22% (4.223% until 5/01/18 then 3 mo. USD LIBOR + 1.301%)(2)	05/01/29	140,000	152,860
JPMorgan Chase & Co.
3.51% (3.514% until 6/18/21 then 3 mo. USD LIBOR + 0.610%)(2)	06/18/22	560,000	572,761
3.56% (3 mo. USD LIBOR + 0.730%)(2)	04/23/24	1,000,000	1,043,344
3.96% (3 mo. USD LIBOR + 1.245%)(2)	01/29/27	690,000	746,613
Lloyds Bank PLC (United Kingdom) 5.80%(1),(5)	01/13/20	650,000	656,515
Lloyds Banking Group PLC (United Kingdom)
2.86% (3 mo. USD LIBOR + 1.249%)(2)	03/17/23	420,000	421,464
2.91% (2.907% until 11/07/22 then 3 mo. USD LIBOR + 0.810%)(2)	11/07/23	285,000	286,086
Morgan Stanley
3.63%	01/20/27	550,000	582,869
3.88%	04/29/24	400,000	425,809
Santander UK Group Holdings PLC (United Kingdom) 3.37% (3.373% until 1/05/23 then 3 mo. USD LIBOR + 1.080%)(2)	01/05/24	435,000	441,921
Santander UK PLC (United Kingdom) 3.40%	06/01/21	975,000	992,203
Wells Fargo & Co.
3.00%	04/22/26	450,000	461,705
3.00%	10/23/26	750,000	770,926
3.49% (3 mo. USD LIBOR + 1.230%)(2)	10/31/23	500,000	508,920
Wells Fargo Bank NA 2.08% (3 mo. USD LIBOR + 0.650%)(2)	09/09/22	140,000	139,632

			13,647,865

Beverages—0.5%
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc. 4.90%	02/01/46	469,000	558,464
Anheuser-Busch InBev Worldwide, Inc. 4.75%	01/23/29	420,000	488,534
Bacardi, Ltd.
4.70%(1)	05/15/28	15,000	16,396
5.30%(1)	05/15/48	280,000	321,300

			1,384,694

Biotechnology—0.5%
Amgen, Inc. 4.40%	05/01/45	770,000	871,538
Celgene Corp. 4.63%	05/15/44	500,000	594,652

			1,466,190

Chemicals—0.2%
International Flavors & Fragrances, Inc. 5.00%	09/26/48	410,000	468,637

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2019 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value

Commercial Services—0.2%
IHS Markit, Ltd.
4.00%(1)	03/01/26	$73,000	$77,051
4.75%	08/01/28	120,000	133,980
5.00%(1)	11/01/22	421,000	449,015

			660,046

Computers—0.2%
Apple, Inc. 3.00%	11/13/27	400,000	420,567

Cosmetics/Personal Care—0.0%
First Quality Finance Co., Inc. 5.00%(1)	07/01/25	54,000	55,959

Diversified Financial Services—1.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland) 4.50%	05/15/21	300,000	310,500
Air Lease Corp.
2.13%	01/15/20	500,000	499,781
3.50%	01/15/22	490,000	502,731
GE Capital International Funding Co. Unlimited Co. (Ireland)
2.34%	11/15/20	1,090,000	1,087,274
4.42%	11/15/35	1,165,000	1,221,244
Park Aerospace Holdings, Ltd.
4.50%(1)	03/15/23	135,000	140,240
5.50%(1)	02/15/24	385,000	416,435
Raymond James Financial, Inc. 5.63%	04/01/24	650,000	733,987

			4,912,192

Electric—0.7%
FirstEnergy Transmission LLC 4.35%(1)	01/15/25	750,000	812,066
Puget Energy, Inc. 6.00%	09/01/21	500,000	532,031
Vistra Operations Co. LLC 3.55%(1)	07/15/24	500,000	505,312

			1,849,409

Engineering & Construction—0.3%
Heathrow Funding, Ltd. (United Kingdom) 4.88%(1)	07/15/23	700,000	730,727

Entertainment—0.1%
Churchill Downs, Inc.
4.75%(1)	01/15/28	240,000	247,200
5.50%(1)	04/01/27	150,000	158,978

			406,178

Environmental Control—0.2%
Clean Harbors, Inc. 5.13%(1)	07/15/29	275,000	292,187
GFL Environmental, Inc. (Canada) 5.38% (1)	03/01/23	160,000	162,768

			454,955

Food—1.5%
Conagra Brands, Inc. 2.81% (3 mo. USD LIBOR + 0.500%)(2)	10/09/20	650,000	650,045
Kraft Heinz Foods Co.
3.00%	06/01/26	170,000	168,342
4.38%	06/01/46	675,000	638,728
4.63%	01/30/29	455,000	492,592
4.88%(1)	10/01/49	660,000	667,477
5.00%	06/04/42	328,000	338,830
5.20%	07/15/45	80,000	84,467
6.38%	07/15/28	210,000	242,152
7.13%(1)	08/01/39	140,000	176,815
Kroger Co. (The) 5.40%	01/15/49	151,000	178,549
Lamb Weston Holdings, Inc. 4.63%(1)	11/01/24	120,000	126,888
Post Holdings, Inc. 5.50%(1)	12/15/29	280,000	292,950

			4,057,835

Healthcare-Products—0.2%
Becton Dickinson and Co. 2.98% (3 mo. USD LIBOR + 0.875%)(2)	12/29/20	300,000	300,106
Hologic, Inc. 4.63%(1)	02/01/28	320,000	330,800

			630,906

Healthcare-Services—2.0%
Anthem, Inc. 3.65%	12/01/27	430,000	451,789
Catalent Pharma Solutions, Inc. 4.88%(1)	01/15/26	285,000	294,619
Centene Corp.
5.38%(1)	06/01/26	288,000	300,960
5.63%	02/15/21	255,000	258,751
CHS / Community Health Systems, Inc. 8.00%(1)	03/15/26	59,000	59,148
Cigna Corp. 3.05%	10/15/27	430,000	434,395
Encompass Health Corp. 4.75%	02/01/30	425,000	430,482
HCA, Inc.
4.13%	06/15/29	320,000	337,200
5.00%	03/15/24	130,000	142,096
5.25%	06/15/49	130,000	142,360
5.63%	09/01/28	100,000	111,493
5.88%	02/01/29	100,000	112,448
Humana, Inc. 2.90%	12/15/22	435,000	441,126
Molina Healthcare, Inc. 5.38%	11/15/22	140,000	149,100
NYU Hospitals Center 4.43%	07/01/42	700,000	846,700
Tenet Healthcare Corp.
4.63%	07/15/24	234,000	241,366
4.88%(1)	01/01/26	223,000	229,132
5.13%(1)	11/01/27	475,000	491,435
WellCare Health Plans, Inc. 5.38%(1)	08/15/26	157,000	167,794

			5,642,394

Household Products/Wares—0.1%
Spectrum Brands, Inc.
5.75%	07/15/25	135,000	141,209
6.13%	12/15/24	135,000	140,400

			281,609

Insurance—0.6%
Farmers Exchange Capital 7.05%(1)	07/15/28	500,000	620,561

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2019 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Nationwide Mutual Insurance Co. 4.41% (3 mo. USD LIBOR + 2.290%)(1),(2)	12/15/24	$1,000,000	$996,250

			1,616,811

Machinery-Diversified—0.0%
Titan Acquisition, Ltd. / Titan Co-Borrower LLC 7.75%(1)	04/15/26	140,000	132,125

Media—1.0%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.38%(1)	06/01/29	265,000	282,887
Charter Communications Operating LLC / Charter Communications Operating Capital
4.20%	03/15/28	133,000	139,992
4.91%	07/23/25	850,000	931,889
6.48%	10/23/45	150,000	182,858
CSC Holdings LLC 6.50%(1)	02/01/29	550,000	612,342
Discovery Communications LLC 2.80%	06/15/20	345,000	346,219
Sirius XM Radio, Inc. 3.88%(1)	08/01/22	130,000	131,991
Virgin Media Secured Finance PLC (United Kingdom) 5.50%(1)	08/15/26	200,000	210,500

			2,838,678

Mining—0.4%
Corp. Nacional del Cobre de Chile 3.63%(9)	08/01/27	350,000	368,235
Indonesia Asahan Aluminium Persero PT 6.53%(1)	11/15/28	500,000	612,812

			981,047

Miscellaneous Manufacturers—0.8%
General Electric Co.
2.64% (3 mo. USD LIBOR + 0.480%)(2)	08/15/36	2,400,000	1,749,041
6.75%	03/15/32	350,000	440,464

			2,189,505

Oil & Gas—1.4%
Antero Resources Corp.
5.00%	03/01/25	496,000	405,956
5.13%	12/01/22	125,000	110,469
Centennial Resource Production LLC 5.38%(1)	01/15/26	80,000	76,400
CrownRock LP / CrownRock Finance, Inc. 5.63%(1)	10/15/25	72,000	72,554
Endeavor Energy Resources LP / EER Finance, Inc. 5.50%(1)	01/30/26	52,000	54,340
Gulfport Energy Corp. 6.38%	05/15/25	35,000	25,025
KazMunayGas National Co. 5.38%(9)	04/24/30	300,000	337,838
Matador Resources Co. 5.88%	09/15/26	84,000	84,420
Occidental Petroleum Corp. 3.50%	08/15/29	112,000	113,683
Parsley Energy LLC / Parsley Finance Corp.
5.25%(1)	08/15/25	130,000	132,562
5.63%(1)	10/15/27	65,000	67,031
Petrobras Global Finance BV 5.09%(1)	01/15/30	75,000	78,285
Petroleos Mexicanos
6.50%	01/23/29	735,000	747,495
6.63%	06/15/35	385,000	378,166
6.75%	09/21/47	150,000	143,760
7.69%(1)	01/23/50	465,000	485,181
Range Resources Corp. 4.88%	05/15/25	310,000	257,300
Transocean Pontus, Ltd. 6.13%(1)	08/01/25	90,780	92,596
Transocean Poseidon, Ltd. 6.88%(1)	02/01/27	190,000	198,550
WPX Energy, Inc. 5.75%	06/01/26	73,000	75,099

			3,936,710

Oil & Gas Services—0.2%
Transocean Proteus, Ltd. 6.25%(1)	12/01/24	146,250	149,175
USA Compression Partners LP / USA Compression Finance Corp.
6.88%	04/01/26	142,000	148,035
6.88%(1)	09/01/27	127,000	131,762

			428,972

Packaging & Containers—0.9%
Amcor Finance USA, Inc. 3.63%(1)	04/28/26	400,000	415,926
Ball Corp. 4.00%	11/15/23	90,000	94,500
Berry Global, Inc. 4.88%(1)	07/15/26	86,000	89,109
Crown Americas LLC / Crown Americas Capital Corp. V 4.25%	09/30/26	100,000	103,875
Graphic Packaging International LLC 4.75%(1)	07/15/27	130,000	137,150
Matthews International Corp. 5.25%(1)	12/01/25	160,000	152,000
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer (Luxembourg) 5.75%	10/15/20	566,928	568,345
Sealed Air Corp. 5.50%(1)	09/15/25	140,000	151,200
Trivium Packaging Finance BV (Netherlands) 5.50%(1)	08/15/26	200,000	210,740
WRKCo, Inc. 4.65%	03/15/26	555,000	609,747

			2,532,592

Pharmaceuticals—1.7%
AbbVie, Inc.
4.45%	05/14/46	153,000	158,954
4.88%	11/14/48	275,000	303,383
Allergan Finance LLC 3.25%	10/01/22	500,000	511,053
Bausch Health Cos, Inc. (Canada) 7.00%(1)	03/15/24	385,000	405,582
Bayer US Finance II LLC
4.38%(1)	12/15/28	915,000	987,064
4.88%(1)	06/25/48	300,000	331,152
Cigna Corp. 4.13%	11/15/25	750,000	806,337
CVS Health Corp. 5.05%	03/25/48	1,005,000	1,142,400

			4,645,925

Pipelines—2.1%
Enbridge Energy Partners LP 5.88%	10/15/25	50,000	58,144
Energy Transfer Operating LP 4.05%	03/15/25	300,000	313,464

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2019 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
5.50%	06/01/27	$287,000	$325,183
EQT Midstream Partners LP 4.13%	12/01/26	500,000	465,233
NGPL PipeCo LLC 4.38%(1)	08/15/22	190,000	197,077
Peru LNG SRL 5.38%(9)	03/22/30	400,000	417,000
Pipeline Funding Co. LLC 7.50%(1)	01/15/30	465,450	601,179
Plains All American Pipeline LP / PAA Finance Corp. 4.65%	10/15/25	500,000	534,630
Rockies Express Pipeline LLC 5.63%(1)	04/15/20	585,000	594,506
Sabine Pass Liquefaction LLC 5.75%	05/15/24	210,000	233,848
Sunoco Logistics Partners Operations LP 5.40%	10/01/47	831,000	908,077
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 6.88%(1)	01/15/29	127,000	139,074
Texas Eastern Transmission LP 2.80%(1)	10/15/22	300,000	302,539
TransMontaigne Partners LP / TLP Finance Corp. 6.13%	02/15/26	115,000	111,263
Williams Partners LP 6.30%	04/15/40	400,000	490,599

			5,691,816

REIT—1.3%
American Campus Communities Operating Partnership LP 3.75%	04/15/23	300,000	313,368
CC Holdings GS V LLC / Crown Castle GS III Corp. 3.85%	04/15/23	500,000	525,801
GLP Capital LP / GLP Financing II, Inc.
4.00%	01/15/30	180,000	181,712
5.30%	01/15/29	210,000	232,252
5.38%	04/15/26	721,000	794,801
HCP, Inc. 4.25%	11/15/23	296,000	317,384
Host Hotels & Resorts LP 6.00%	10/01/21	400,000	426,000
Hudson Pacific Properties LP 3.95%	11/01/27	275,000	288,614
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. 5.63%	05/01/24	135,000	148,500
Piedmont Operating Partnership LP 3.40%	06/01/23	425,000	429,713

			3,658,145

Retail—0.8%
Alimentation Couche-Tard, Inc. (Canada) 2.70%(1)	07/26/22	140,000	140,985
Cumberland Farms, Inc. 6.75%(1)	05/01/25	175,000	187,469
eG Global Finance PLC (United Kingdom) 6.75% (1)	02/07/25	283,000	277,340
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 4.75%(1)	06/01/27	80,000	83,500
Rite Aid Corp. 6.13%(1)	04/01/23	578,000	460,724
Walgreens Boots Alliance, Inc.
3.45%	06/01/26	755,000	780,307
4.80%	11/18/44	225,000	237,739

			2,168,064

Savings & Loans—0.1%
Nationwide Building Society (United Kingdom) 3.77% (3.766% until 3/08/23 then 3 mo. USD LIBOR + 1.064%)(1),(2)	03/08/24	275,000	282,536

Semiconductors—0.4%
Broadcom, Inc. 3.13%(1)	04/15/21	985,000	994,739
NXP BV / NXP Funding LLC (Netherlands) 4.13%(1)	06/01/21	200,000	205,288

			1,200,027

Software—0.2%
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.75%(1)	03/01/25	138,000	140,070
IQVIA, Inc. 5.00%(1)	05/15/27	200,000	209,750
SS&C Technologies, Inc. 5.50%(1)	09/30/27	268,000	280,569

			630,389

Telecommunications—2.4%
AT&T, Inc.
4.75%	05/15/46	385,000	427,647
4.85%	03/01/39	348,000	396,027
5.25%	03/01/37	705,000	829,239
C&W Senior Financing DAC 6.88%(1)	09/15/27	200,000	207,751
Intelsat Jackson Holdings S. A. (Luxembourg)
5.50%	08/01/23	311,000	291,687
9.75%(1)	07/15/25	321,000	336,890
Koninklijke KPN NV (Netherlands) 8.38%	10/01/30	345,000	466,508
Level 3 Financing, Inc.
4.63%(1)	09/15/27	141,000	142,629
5.38%	05/01/25	190,000	196,888
Qwest Corp. 7.25%	09/15/25	250,000	281,563
SES Global Americas Holdings GP 5.30%(1)	03/25/44	675,000	701,902
Sprint Corp.
7.63%	03/01/26	50,000	55,313
7.88%	09/15/23	112,000	123,200
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.74%(1)	09/20/29	565,000	602,013
T-Mobile USA, Inc.
4.50%	02/01/26	113,000	116,311
4.75%	02/01/28	186,000	194,738
6.00%	03/01/23	44,000	44,932
6.00%	04/15/24	263,000	273,520
6.50%	01/15/24	71,000	73,751
T-Mobile USA, Inc. (Contingent payment)
4.50%(4)	02/01/26	113,000	—
4.75%(4)	02/01/28	170,000	—
Vodafone Group PLC (United Kingdom) 4.88%	06/19/49	759,000	848,576

			6,611,085

Transportation—0.1%
Union Pacific Corp. 3.95%	09/10/28	280,000	309,934

Total Corporate Bonds (Cost: $81,806,869)			85,501,136

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2019 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS—1.8%
Alabama Economic Settlement Authority, Revenue Bond 4.26%	09/15/32	$705,000	$802,537
City of New York, New York, Build America Bonds 6.65%	12/01/31	1,000,000	1,053,590
New York City Water and Sewer System, Build America Bonds 6.49%	06/15/42	800,000	824,600
New York State Dormitory Authority, Revenue Bond 5.29%	03/15/33	1,000,000	1,243,910
State of California, General Obligation 7.95%	03/01/36	1,000,000	1,023,870

Total Municipal Bonds (Cost: $5,133,908)			4,948,507

FOREIGN GOVERNMENT BONDS—1.3%
Bahrain Government International Bond 7.00%(9)	10/12/28	300,000	337,212
Brazilian Government International Bond 4.63%	01/13/28	200,000	212,852
Colombia Government International Bond 4.50%	01/28/26	200,000	218,720
Dominican Republic International Bond 6.60%(9)	01/28/24	250,000	275,313
Egypt Government International Bond 5.58%(1)	02/21/23	200,000	204,800
Mexico Government International Bond 3.75%	01/11/28	400,000	412,600
Oman Government International Bond 5.63%(1)	01/17/28	300,000	296,190
Panama Government International Bond 4.00%	09/22/24	250,000	267,025
Qatar Government International Bond 4.50%(9)	04/23/28	350,000	399,735
Saudi Government International Bond 3.63%(9)	03/04/28	300,000	318,600
South Africa Government Bond 4.88%	04/14/26	350,000	362,148
Uruguay Government International Bond 4.38%	01/23/31	200,000	221,152

Total Foreign Government Bonds (Cost: $3,295,750)			3,526,347

Total Fixed Income Securities (Cost: $257,632,513)			272,593,914

Security		Shares
MONEY MARKET INVESTMENTS—1.6%
State Street Institutional U.S. Government Money Market Fund—Premier Class, 1.88%(10)		4,489,871	4,489,871

Total Money Market Investments (Cost: $4,489,871)			4,489,871

SHORT TERM INVESTMENTS—0.9%
Issues	Maturity Date	Principal Amount
U.S. TREASURY SECURITIES—0.9%
U.S. Treasury Bill
1.74%(11)	10/24/19	$1,781,000	1,778,967
1.79%(11),(12)	12/26/19	717,000	713,951

Total U.S. Treasury Securities (Cost: $2,492,063)			2,492,918

Total Short Term Investments (Cost: $2,492,063)			2,492,918

Total Investments (100.9%) (Cost: $264,614,447)			279,576,703
Liabilities In Excess Of Other Assets (-0.9%)			(2,571,677)

Net Assets (100.0%)			$277,005,026

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2019 (Unaudited) (Cont’d)

FUTURES CONTRACTS
Number of Contracts	Type	Expiration Date	Notional Contract Value	Market Value	Net Unrealized Appreciation
Long Futures
32	S&P 500 E-Mini Index Futures	12/20/19	$4,632,516	$4,765,600	$ 133,084

Short Futures
64	5-Year U.S. Treasury Note Futures	12/31/19	$ (7,668,050)	$(7,625,500)	$42,550
86	10-Year U.S. Treasury Note Futures	12/19/19	(12,388,725)	(12,246,938)	141,787
60	U.S. Ultra Long Bond Futures	12/19/19	(11,673,229)	(11,514,375)	158,854

			$(31,730,004)	$(31,386,813)	$343,191

CENTRALLY CLEARED -INTEREST RATE SWAP AGREEMENTS
Notional Amount	Expiration Date	Payment Frequency	Payment Made by Fund	Payment Received by Fund	Unrealized Appreciation	Premium Paid	Value
15,025,000(13)	04/11/22	Quarterly	3 Month USD LIBOR	2.26%	$233,633	$—	$233,633
7,070,000(13)	05/08/22	Quarterly	3 Month USD LIBOR	2.28%	113,975	$—	113,975
6,180,000(13)	04/11/25	Quarterly	2.34%	3 Month USD LIBOR	(262,628)	$—	(262,628)
2,895,000(13)	05/08/25	Quarterly	2.37%	3 Month USD LIBOR	(127,231)	$—	(127,231)

					$(42,251)	$—	$(42,251)

Notes to Schedule of Investments:

(1)		Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At September 30, 2019, the value of these securities amounted to $79,476,893 or 28.7% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(2)		Floating or variable rate security. The interest shown reflects the rate in effect at September 30, 2019.
(3)		For fair value measurement disclosure purposes, security is categorized as Level 3.
(4)		Security is not accruing interest.
(5)		Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(6)		Restricted security (Note 2).
(7)		Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(8)		A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(9)		Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At September 30, 2019, the value of these securities amounted to $2,453,933 or 0.9% of net assets.
(10)		Rate disclosed is the 7-day net yield as of September 30, 2019.
(11)		Rate shown represents yield-to-maturity.
(12)		All or a portion of this security is held as collateral for open futures contracts.
(13)		This instrument has a forward starting effective date. See Note 1, Portfolio Investments in the Notes to Financial Statements for further information.
ABS	-	Asset-Backed Securities.
ACES	-	Alternative Credit Enhancement Securities.
CLO	-	Collateralized Loan Obligation.
EETC	-	Enhanced Equipment Trust Certificate.
I/F	-	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	-	Interest Only Security.
PAC	-	Planned Amortization Class.
TAC	-	Target Amortization Class.
TBA	-	To be Announced.

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

Investments by Sector (Unaudited)	September 30, 2019

Sector	Percentage of Net Assets
Residential Mortgage-Backed Securities—Non-Agency	40.1%
Corporate Bonds	30.9
Asset-Backed Securities	11.9
Commercial Mortgage-Backed Securities—Agency	6.0
Commercial Mortgage-Backed Securities—Non-Agency	4.8
Municapal Bonds	1.8
Residential Mortgage-Backed Securities—Agency	1.6
Money Market Investments	1.6
Foreign Government Bonds	1.3
Short-Term Investments	0.9
Other*	(0.9)

Total	100.0%

*	Includes cash, futures, swaps, pending trades, interest receivable and accrued expenses payable.

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

Fair Valuation Summary (Unaudited)	September 30, 2019

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$32,845,719	$277,162	$33,122,881
Mortgage-Backed Securities
Commercial Mortgage-Backed Securities—Agency	—	16,579,284	—	16,579,284
Commercial Mortgage-Backed Securities—Non-Agency	—	13,313,938	—	13,313,938
Residential Mortgage-Backed Securities—Agency	—	4,434,916	—	4,434,916
Residential Mortgage-Backed Securities—Non-Agency	—	103,676,189	7,490,716	111,166,905

Total Mortgage-Backed Securities	—	138,004,327	7,490,716	145,495,043

Corporate Bonds*	—	85,501,136	—	85,501,136
Municipal Bonds	—	4,948,507	—	4,948,507
Foreign Government Bonds	—	3,526,347	—	3,526,347

Total Fixed Income Securities	—	264,826,036	7,767,878	272,593,914

Money Market Investments	4,489,871	—	—	4,489,871
Short-Term Investments	2,492,918	—	—	2,492,918

Total Investments	6,982,789	264,826,036	7,767,878	279,576,703

Asset Derivatives
Futures Contracts
Equity Risk	133,084	—	—	133,084
Interest Rate Risk	343,191	—	—	343,191
Swap Agreements
Interest Rate Risk	—	347,608	—	347,608

Total	$7,459,064	$265,173,644	$7,767,878	$280,400,586

Liability Derivatives
Swap Agreements
Interest Rate Risk	$—	$(389,859)	$—	$(389,859)

Total	$—	$(389,859)	$—	$(389,859)

*	See Schedule of Investments for corresponding industries.

See accompanying notes to Schedule of Investments.

Notes to Schedule of Investments (Unaudited)	September 30, 2019

Note 1 — Security Valuation

Securities traded on national exchanges are valued at the last reported sales prices. Securities traded on the NASDAQ stock market (“NASDAQ”) are valued using the official closing prices as reported by NASDAQ, which may not be the last sale price. Other securities, including short term investments, swap agreements and forward currency contracts, which are traded over-the-counter (“OTC”), are valued at the mean of the current bid and asked prices as furnished by independent pricing services or by dealer quotations. Futures contracts are valued at the official settlement prices of the exchanges on which they are traded.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that prices received are not reflective of their market values, are valued by the Advisor’s Pricing Committee in accordance with the guidelines established by the Valuation Committee of the Board of Directors of the Fund (the “Board”) and under the general oversight of the Board.

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurement broadly based on inputs that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical investments.

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis is as follows:

Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”). The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be categorized in Level 3.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. They are categorized in Level 1.

Government and agency securities. Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Interest Rate swaps. Interest rate swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps are categorized as Level 2; otherwise, the fair values are categorized in Level 3.

Money market funds. Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value (“NAV”), they are categorized in Level 1 of the fair value hierarchy.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized in Level 2; otherwise, the fair values are categorized in Level 3.

Restricted securities. Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities are categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments. Short-term investments are valued using market price quotations, and are reflected in Level 2 of the fair value hierarchy.

The summary of the inputs used as of September 30, 2019 is listed after the Investments by Sector.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset-Backed Securities	Residential Mortgage-Backed Securities — Non- Agency	Total
Balance as of December 31, 2018	$400,385	$5,016,324	$5,416,709
Accrued Discounts (Premiums)	—	(552,017)	(552,017)
Realized Gain (Loss)	(23,308)	—	(23,308)
Change in Unrealized Appreciation (Depreciation)	(93,777)	876,311	782,534
Purchases	—	2,150,098	2,150,098
Sales	(6,138)	—	(6,138)
Transfers in to Level 3 (1)	—	—	—
Transfers out of Level 3 (1)	—	—	—

Balance as of September 30, 2019	$277,162	$7,490,716	$7,767,878

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2019	$(93,777)	$876,311	$782,534

(1)	The Fund recognizes transfers in and out at the beginning of the period.

Significant unobservable valuation inputs for Level 3 investments as of September 30, 2019, were as follows:

Description	Fair Value at September 30, 2019	Valuation Techniques*	Unobservable Input	Price or Price Range	Weighted Average Price
Asset-Backed Securities	$277,162	Third-party Broker	Broker Quotes	$21- $ 22	$21.69
Residential Mortgage-Backed Securities—Non-Agency (Interest Only Collateral Strip Rate Securities)	$1,081,814	Third-party Vendor	Vendor Prices	$0.415- $ 1.51	$1.09
Residential Mortgage-Backed Securities—Non-Agency (Interest Only Securities)	$6,408,902	Third-party Vendor	Vendor Prices	$2.72- $31.06	$9.84

*

The valuation technique employed on the Level 3 securities involves the use of third-party broker quotes and vendor prices. The Advisor monitors the effectiveness of third-party brokers and vendor prices using the Advisor’s own model and inputs.

Derivative Instruments: Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

For the quarter ended September 30, 2019, the Fund had derivatives and transactions in derivatives, grouped in the following risk categories (amounts in thousands except notional amounts or number of contracts):

Asset Derivatives

	Equity Risk		Interest Rate Risk	Total
Swaps Agreements		$—	$347,608	$347,608
Futures Contracts		133,084	343,191	476,275

Total Value		$133,084	$690,799	$823,883

Liability Derivatives
Swaps Agreements	$		$(389,859)	$(389,859)

Total Value		$—	$(389,859)	$(389,859)

Outstanding Contracts(1)
Swaps Contracts	$		$26,741,111	$26,741,111
Futures Contracts		32	157	189

(1)	Amount disclosed represents average number of contracts which are representative of the volume traded for the period ended September 30, 2019.

Derivatives:

Forward Foreign Currency Contracts: The Fund enters into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked to market daily and the change in market value is recorded by the Fund as unrealized gains or losses. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. There were no outstanding foreign currency forward contracts as of September 30, 2019.

Futures Contracts: The Fund seeks to manage a variety of different risks or obtain exposure through the use of futures contracts. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the period ended September 30, 2019, the Fund used S&P 500 Index futures to gain exposure to the equity market. The Fund also utilized treasury futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at September 30, 2019 are listed in the Fund’s Schedule of Investments.

Swap Agreements: The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the period ended September 30, 2019, the Fund entered into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk). Swap agreements outstanding at September 30, 2019 are listed in the Fund’s Schedule of Investments.

Mortgage-Backed and Other Asset-Backed Securities: The Fund may invest in mortgage pass-through securities, which represent interests in pools of mortgages. Payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans that underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (Ginnie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Corporation (Fannie Mae). The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal- only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal prepayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Mortgage-backed and other asset-backed securities held by the Fund at September 30, 2019 are listed in the Fund’s Schedule of Investment.

Repurchase Agreements: The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement transaction, the Fund will purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. The Fund had no repurchase agreements outstanding at September 30, 2019.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions: The Fund may enter into when issued, delayed-delivery or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, the Fund commits to purchase particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when issued, delayed-delivery or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to pay for when-issued, delayed-delivery or forward commitment securities until the delivery date, they may result in a form of leverage. To guard against this deemed leverage, the Fund monitors the obligations under these transactions and ensures that the Fund has sufficient liquid assets to cover them.

Security Lending: The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the period ended September 30, 2019.

Note 2 — Restricted Securities

The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Fund considers 144A securities to be restricted if those securities have been deemed illiquid by the Advisor. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities held by the Fund at September 30, 2019 are listed below:

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Citigroup Commercial Mortgage Trust, (12-GC8-XA), 1.814%, due 09/10/45	2/13/2015-2/26/2015	$320,417	$137,439	0.0%
Four Times Square Trust Commercial Mortgage Pass-Through Certificates (06-4TS-X) , 0.364% due 12/13/28	3/22/2018-6/19/2018	292,563	143,599	0.1%
GS Mortgage Securities Trust GSMS (12-GC6-XB), 0.257% due 01/10/2045	2/1/2018	141,354	90,277	0.0%
JPMorgan Chase Commercial Mortgage Securities Trust, (12-HSBC-XA), 1.431%, due 07/05/2032	10/11/2017	268,353	157,701	0.1%
Morgan Stanley Capital I Trust (12-C4-XA), 2.271% due 03/15/45	5/16/2018	347,884	216,206	0.1%
UBS Commercial Mortgage Trust (12-C1-XA) , 2.271%, due 05/10/45	6/27/2017	397,389	227,011	0.1%
WFRBS Commercial Mortgage Trust (12-C8-XA) 1.8514% due 08/15/2045	12/22/2017	297,795	179,291	0.1%

		$2,065,755	$1,151,524	0.5%